FIRST AMENDMENT TO
                   AMENDED AND RESTATED PARTNERSHIP AGREEMENT
                       BECK SUMMIT HOTEL MANAGEMENT GROUP

This First Amendment to the Amended and Restated Partnership Agreement of Beck Summit Hotel Management Group is effective the 1st day of September, 1994, by and between Summit Hotel Management Company, Inc., a Florida corporation (hereinafter referred to as "Summit"), Beck Hospitality, Inc., an Ohio corporation (hereinafter referred to as "BHI", and Beck Group Management
Corp, an Ohio corporation (hereinafter referred to as "BGMC").

                               W I T N E S S E T H

WHEREAS, Summit, BHI and BGMC entered into that certain Amended and Restated Partnership Agreement for Beck Summit Hotel Management Group (hereinafter referred to as "Restated Partnership Agreement") effective the 1st day of November 1993; and

WHEREAS, Summit, BHI and BGMC desire to amend the Restated Partnership Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants contained herein, it is agreed by the parties hereto as follows:

      1. Paragraph 3.06 Partnership Assets and Liabilities Subparagraph C. is hereby deleted in its entirety and the followings is substituted therefore:

            "C) Summit shall pay to BHI on a month-to-month basis while occupying space at 2300 Corporate Boulevard, N.W., Suite 232, Boca Raton, Florida 33431, a monthly rental fee of $1,596.50, representing its proportionate share of rent, other occupying expenses, receptionist, incoming telephone lines and general supplies."

      2. Paragraph 4.04 New Management Contracts is hereby deleted in its entirety and the following is substituted therefore:

            "4.04 New Management Contracts. Partners and their affiliates
                  (entities controlled by a Partner or shareholder of a Partner) shall solicit and/or procure Hotel Management Contracts for the benefit of the Partnership and shall not solicit and/or procure Hotel Management Contracts on behalf of their own interest exclusive of the Partnership, for the duration of this Partnership Agreement. The Partners shall notwithstanding the above enter into new Management Contracts in the name of the

                  Partners and not the name of the Partnership; however the Partnership shall benefit as provided in this Restated and Amended Partnership Agreement and Schedule "E" shall be expanded to reflect New Management Contracts. A majority of the Management Committee shall determine if the Partnership should benefit from a proposed Hotel Management Contract. If rejected, a Partner, or any entity affiliated with a Partner, whose members voted in favor of said Management Contract may enter into said Hotel Management Contract with the owner of the hotel to the exclusion of the Partnership.

                  The procuring Partner of any New Management Contracts shall be paid a fee of forty percent (40%) of the Management Fees excluding accounting fees collected from said Management Contract and shall have the right to manage said Property for an additional forty percent (40%) of said management fee as collected.

                  The Partnership shall retain the remaining twenty percent (20%) of said fees from the New Management Contracts which shall be divided between the Partners according to their Partnership interest. The party performing the accounting function shall receive compensation for said service which shall equal the same amount collected pursuant to any Management Contract; however, if no compensation is provided for in the Management Contract for the accounting function then the compensation for the accounting function shall be $300.00 per month for limited service motels and $475.00 per month for full service hotels (limited service shall be defined as a motel rooms only operation). If the procuring Partner does not wish to manage said Property, upon consent by the other Partner, the other Partner may manage said hotel and receive the forty percent (40%) Management Fee collected."

Paragraph 4.06 Purchase of Properties Subparagraph A. is hereby deleted in its entirety and the following is substituted therefore:

"A. Should a Partner, or any controlling entity of a Partner, obtain an opportunity to purchase a hotel, whether or not such hotel is managed or not managed by a Partner, then the Partner shall have the right to Purchase the Hotel to the exclusion of the other

                  Partners. However, in the event the Partners elect to purchase a hotel together, then such purchase shall be consummated in an entity other than this Partnership. Ownership shall be equal to the Partners' capital contribution in such new entity, with the initial concept that ownership in the new entity will be equal to the Partners' then Partnership Ownership Interest in this Partnership (subject, however, to negotiations between the parties)."

      4. Schedule "D" attached to the Restated Partnership Agreement is hereby deleted and the Schedule "D" dated September 1, 1994 attached to this First Amendment to the Restated Partnership Agreement is hereby substituted therefore.

      5. The parties hereby acknowledge that Triple T. Hotel Management Company is executing this First Amendment to the Restated Partnership Agreement since Summit includes Management Contracts entered into by Triple T. Hotel Management Company and Triple T. Hotel Management Company hereby consents to this First Amendment to the Restated Partnership Agreement.

      6. Accept as provided herein, the provisions of the Restated Partnership Agreement remain in full force and effect.

      7. This First Amendment may be executed in two or more counterparts, each First Amendment signed by one party shall be deemed an original, but all First Amendments signed by the parties together shall constitute the same instrument. Counterparts of this First Amendment may be executed and delivered in facsimile form.

      IN WITNESS WHEREOF, the parties to this First Amendment have executed same on the date set forth hereinbelow.

WITNESSES:                                 SUMMIT HOTEL MANAGEMENT COMPANY,
                                           INC., a Florida corporation

/s/ Michele Strun                          /s/  Leon H. Volkert
   -----------------------------           --------------------------------
                                           Leon H. Volkert

/s/ Laura Flanney                          Dec. 1, 1994
   -----------------------------           --------------------------------
                                           Date

WITNESSES:                                 BECK HOSPITALITY, INC., an
                                           Ohio corporation


/s/ Charles W. Thornton                    /s/ Louis S. Beck
--------------------------                 --------------------------------
                                           Louis S. Beck, President

/s/ Mary Ellen Steck                             12-6-94
--------------------------                 ----------------------
                                           Date

WITNESSES:                                 BECK GROUP MANAGEMENT CORP,
                                           an Ohio corporation


/s/ Charles W. Thornton                    /s/ Michael M. Nanosky
--------------------------                 --------------------------------
                                           Michael M. Nanosky, President


/s/ Mary Ellen Steck                             12-6-94
--------------------------                 ----------------------
                                           Date

WITNESSES:                                 TRIPLE T. HOTEL MANAGEMENT COMPANY


/s/ Lyle [Illegible]                       /s/ Charles R. Faust
--------------------------                 --------------------------------
                                           Charles R. Faust, President
                                           (Director)

/s/ Lisa M. Henning                              12/1/94
--------------------------                 ----------------------
                                           Date


/s/ Charisse A. Henderson                  /s/ Wayne Thompson
--------------------------                 --------------------------------
                                           Wayne Thompson, Secretary (Director)

/s/ Sharon Heard                                 12-15-94
--------------------------                 ----------------------
                                           Date


/s/ Charisse A. Henderson                  /s/ Ronald Thompson
--------------------------                 --------------------------------
                                           Ronald Thompson, (Director)

/s/ Sharon Heard                                 12-15-94
--------------------------                 ----------------------
                                           Date

STATE OF FLORIDA           )
                           ) SS:
COUNTY OF PALM BEACH       )

      The foregoing instrument was acknowledged before me this 1st day of December, 1994, by Leon H. Volkert, as President of SUMMIT HOTEL MANAGEMENT COMPANY, INC., on behalf of the corporation. He is personally know to me or has produced a ___________ drivers license as identification and did take an oath.

                                    Notary Public:


                                    Signature: /s/ Linda L. Gollehon
                                               ---------------------------------

                                    Print Name:  Linda L. Gollehon
                                                --------------------------------

(Notarial Seal)                     State of Florida at Large

Commission #CC136308                My Commission expires:

                                    NOTARY PUBLIC STATE OF FLORIDA
                                    [ILLEGIBLE]
                                    BONDED THRU CENTRAL INS. [ILLEGIBLE]

STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

      The foregoing instrument was acknowledged before me this 6 day of December, 1994, by Louis S. Beck as President of BECK HOSPITALITY, INC., on behalf of this corporation. he is personally know to me or has produced a ___________ drivers license as identification and did take an oath.

                                    Notary Public:


                                    Signature: /s/ Patricia A. Neff
                                               ---------------------------------

                                    Print Name:  Patricia A. Neff
                                                --------------------------------

(Notarial Seal)                     State of Ohio at Large

Commission # _______________        My Commission expires:

                                    [Notarial Seal State of Ohio]
                                    Patricia A. Neff
                                    Notary Public, State of Ohio
                                    My Commission Expires Oct. 5, 1999

STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

      The foregoing instrument was acknowledged before me this 6 day of December, 1994, by Michael M. Nanosky, as President of BECK GROUP MANAGEMENT CORP., on behalf of this corporation. he is personally know to me or has produced a ___________ drivers license as identification and did take an oath.

                                    Notary Public:


                                    Signature: /s/ Patricia A. Neff
                                               ---------------------------------

                                    Print Name:  Patricia A. Neff
                                                --------------------------------

(Notarial Seal)                     State of Ohio at Large

Commission # _______________        My Commission expires:

                                    [Notarial Seal State of Ohio]
                                    Patricia A. Neff
                                    Notary Public, State of Ohio
                                    My Commission Expires Oct. 5, 1999

STATE OF FLORIDA           )
                           ) SS:
COUNTY OF BROWARD          )

      The foregoing instrument was acknowledged before me this 1st day of December, 1994, by Charles R. Faust, as President of TRIPLE T. HOTEL MANAGEMENT COMPANY, on behalf of the corporation. He is personally know to me or has produced a ___________ drivers license as identification and did take an oath.

                                    Notary Public:


                                    Signature: /s/ Judith Luff
                                               ---------------------------------

                                    Print Name: Judith Luff
                                                --------------------------------

(Notarial Seal)                     State of Florida at Large

Commission #CC067900                My Commission expires:

                                    Notary Public, State of Florida
                                    My Commission Expires Dec. 10, 1994
                                    Bonded Thru Troy Fain - Insurance Inc.

STATE OF FLORIDA           )
                           ) SS:
COUNTY OF BREVARD          )

      The foregoing instrument was acknowledged before me this 15th day of December, 1994, by Wayne Thompson, as Secretary (Director) of TRIPLE T. HOTEL MANAGEMENT COMPANY, on behalf of the corporation. He is personally know to me and did take an oath.

                                    Notary Public:


                                    Signature: /s/ Charisse A. Henderson
                                               ---------------------------------

                                    Print Name: Charisse A. Henderson
                                                --------------------------------

(Notarial Seal)                     State of Florida at Large

Commission # CC097121               My Commission expires:

                                    NOTARY PUBLIC, STATE OF FLORIDA
                                    MY COMMISSION EXPIRES April 8, 1995.
                                    BONDED THRU NOTARY PUBLIC UNDERWRITERS

STATE OF FLORIDA           )
                           ) SS:
COUNTY OF BREVARD          )

      The foregoing instrument was acknowledged before me this 15th day of December, 1994, by Ronald Thompson, as Director of TRIPLE T. HOTEL MANAGEMENT COMPANY, on behalf of the corporation. He is personally know to me and did take an oath.

                                    Notary Public:


                                    Signature: /s/ Charisse A. Henderson
                                               ---------------------------------

                                    Print Name: Charisse A. Henderson
                                                --------------------------------

(Notarial Seal)                     State of Florida at Large

Commission # CC097121               My Commission expires:

                                    NOTARY PUBLIC, STATE OF FLORIDA
                                    MY COMMISSION EXPIRES April 8, 1995.
                                    BONDED THRU NOTARY PUBLIC UNDERWRITERS

                                  SCHEDULE "D"

                                SEPTEMBER 1, 1994

Howard Johnson, Clearwater Florida
Howard Johnson, Bowling Green, KY
Holiday Inn, Bowling Green, KY
Days Inn Syracuse New York
Wickenburg Inn
Howard Johnson Jacksonville
Holiday Inn City Center
Shawnee Peak
Inn at Sewickley
Inn at Plymouth Meeting
Comfort Inn, Kingsland, GA
Comfort Inn, Kingsport, TN
Howard Johnson - Cincinnati
Howard Johnson - Columbus
Briar Hall
Quality Suites, Orlando Florida

                              AMENDED AND RESTATED
                              PARTNERSHIP AGREEMENT
                       BECK SUMMIT HOTEL MANAGEMENT GROUP

      Amended and Restated Partnership Agreement of Beck Summit Hotel Management Group, a Florida General Partnership, effective this 1st day of November, 1993, by and among Summit Hotel Management Company, Inc., a Florida corporation (hereinafter referred to as "Summit"), Beck Hospitality, Inc., an Ohio corporation (hereinafter referred to as "BHI"), and Beck Group Management Corp, an Ohio corporation (hereinafter referred to as "BGMC"). The parties to this Agreement may be collectively referred to as the "Partners" or individually as a "Partner".

                               W I T N E S S E T H

      WHEREAS, by Partnership Agreement effective October 1, 1992 and as subsequently amended November 6, 1992 (the "Initial Partnership Agreement as Amended") Beck Summit Hotel Management Group, a Florida general partnership (the "Initial Partnership"), was created and amended; and

      WHEREAS, the Partners of the Initial Partnership desire to amend and restate the Initial Partnership as Amended in its entirety effective this date.

      WHEREAS, Summit, BHI and BGMC are operators, managers and/or owners of various hotel properties (collectively "hotel or motel"); and


                                                                        12/13/93

      WHEREAS, Summit has entered into management contracts and is presently acting as the hotel manager for the properties set forth and described on Schedule "A" attached hereto and by reference made a part hereof (all such management contracts shall hereinafter be called the "Summit Management Contracts") Summit Management Contracts shall include Management Contracts entered into by Triple T. Hotel Management Company and/or Summit.

      WHEREAS, BHI has entered into management contracts and is presently acting as the hotel manager for the properties set forth and described on Schedule "B" attached hereto and by reference made a part hereof (all such Management Contracts shall hereinafter be called the "BHI Management Contracts"); and

      WHEREAS, BGMC has entered into management contracts and is presently acting as the hotel manager for the properties set forth and described on Schedule "C" attached hereto and by reference made a part hereof (all such management contracts shall hereinafter be called the "BGMC Management Contracts"); and

      WHEREAS, Summit, BHI and BGMC have assigned the Management Contract Fees under the Summit Management Contracts set forth on Schedule "A", the BHI Management Contracts set forth on Schedule "B" and the BGMC Management Contracts set forth on Schedule "C" to the Partnership.


                                                                        12/13/93

      WHEREAS, Summit, BHI and BGMC desire to terminate the Management Contract Fees to be received by the Initial Partnership under the Summit Management Contracts set forth on Schedule "A", the BHI Management Contracts set forth on Schedule "B" and the BGMC Management Contracts set forth on Schedule "C".

      WHEREAS, Summit, BHI and BGMC have assigned Management Contract Fees to the Initial Partnership for the Management Contracts entered into after October 1, 1992 for the properties set forth and described on Schedule "D" attached hereto and by reference made a part hereof; and

      WHEREAS, Summit, BHI AND BGMC desire to continue to contribute the Management Contract fees to this Restated and Amended Partnership and to jointly pursue and implement additional hotel management contracts through this Restated and Amended Partnership Agreement which Management Contract Fees shall be contributed to this Restated and Amended Partnership as set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, it is agreed by the parties hereto as follows:


                                                                        12/13/93

                                    Article I

1.01 Recitals. The Recitals set forth herein above are incorporated herein by reference as if fully restated.

1.02 Partnership Agreement Amended and Restated. The Initial Partnership Agreement As Amended shall be amended in its entirety by this Amended and Restated Partnership Agreement.

1.03. Formation And Name. Summit, BHI and BGMC hereby form a Partnership (the "Partnership") to be known by the name "The Beck-Summit Hotel Management Group", a Florida general partnership. The commencement date for the business of the Partnership shall be November 1, 1993 (the "Effective Date") and shall terminate September 1, 2035, unless terminated earlier under Section 1.06.

1.04. Principal Office. The principal office of the Partnership shall be Executive Court II, 2300 Corporate Blvd., N.W., Suite 232, Boca Raton, Florida 33431. The principal office shall be subject to change.


                                                                        12/13/93

1.05. Purpose Of Partnership. The purpose of the Partnership shall be as follows:

      A. To receive Management Contract fees from Summit Management Contracts, BHI Management Contracts and BGMC Management Contracts (collectively the "Existing Management Contracts") for the Properties listed on Schedule "D", attached hereto and made a part hereof and any New Management Contracts entered into by the Partners after October 31, 1993.

      B. To devote the personnel and resources of Summit, BHI, and BGMC to obtain from third parties and/or from the Partners new and additional contracts for hotels and motels, and related activities of such hotels/motels including but not limited to restaurants and gift shops (the "New Management Contracts"); and

      C. To do all and everything required to carry out the purposes hereinabove set forth.

      All assets of the Partnership, agreements and transactions shall be taken, executed and performed in the name of the Partnership except as provided for herein, or unless otherwise expressly agreed in advance by the Partners.

1.06 Term. The Partnership shall commence as of the Effective Date and shall terminate upon the occurrence of any of the following events:

      A. September 1, 2035 unless by written agreement, the parties hereto all agree to extend such date;

      B.    Mutual consent of the parties hereto;

      C. Thirty (30) days following written notification by any Partner hereto to the other Partners at any time. Such notice of termination may be given without cause, in good faith or bad faith;

      D.    The Partnership no longer is managing any hotel/motel properties; or


                                                                        12/13/93
                                        5

      E.    As otherwise provided by law.

      Upon termination of the Partnership, the provisions of Article VIII hereof shall control.

1.07. Compliance With Existing Laws. Except to the extent specifically set forth herein, this Partnership shall be governed by the laws of the State of Florida, including but not limited to, Chapter 620, Part II, Uniform Partnership Act. The Partners agree to comply with any and all statutes and ordinances that affect the Partnership's operations, including registration under applicable fictitious name laws. Any expense incurred by the Partners in compliance with such registration laws shall be an expense of the Partnership.

1.08 Fictitious Name. Each of the Partners shall sign and acknowledge the Fictitious Name Certificate required by Section 865.09 of the Florida Statutes, and shall sign any other documents and do any and all other things that may be required to accomplish the continuation of the Partnership as a general partnership.

                                                                        12/13/93

1.09 Other Business Activity Or Enterprise. Each Partner may engage in any other business or enterprise activity, other than securing Hotel Management Contracts, for its exclusive benefit unless secured as provided for herein, and no Partner by virtue of this Partnership shall have any interest in such other business enterprise or activity of any other Partner. No Partner shall be deemed a partner or agent of any other Partner.

1.10 Conflicts of Interest. The Partners recognize that each entity which is a party hereto, and their officers, directors and shareholders, including but not limited to Charles Faust, Louis S. Beck, Harry G. Yeaggy and Wayne Thompson, all have other outside business interests which at their discretion shall require their time, talents and assets. This activity shall not be deemed to conflict with the Partnership or be considered cause for termination of their duties or interest in the Partnership. The Partners further agree that the Partnership shall be permitted to contract for services from entities controlled by the Partners, or have common ownership, which shall include, but not be limited to, Computel Computer Systems, Inc. and Hospitality Employee Leasing Program, Inc. Such contracts shall be negotiated at market rates with terms and conditions customary for the services to be provided.

                                                                        12/13/93

                                   Article II

2.01. Initial Contributions. Upon the Effective Date, the Partners shall have contributed to the Partnership the following:

                                       CASH AMOUNTS

            A.    Summit                $ 100,000
                  BHI                   $  60,000
                  BGMC                  $  40,000

            B.    Existing Management Contract Fees set forth on
                  Schedule "D".

      To the extent required, each Partner hereto has obtained the necessary consents from any hotel/motel owners for the assignment of the Management Contract Fee for the Existing Management Contracts to the Partnership for the properties set forth on Schedule "D".

2.02. Ownership Interest. The Partners shall have an interest in the Partnership ("Partnership Interest") in accordance with the percentages set forth opposite their names below:

            Summit              50%
            BHI                 30%
            BGMC                20%

      The above Ownership interest shall provide for and control distribution of cash flow and allocation of profits and losses of the Partnership.

                                                                        12/13/93

2.03. Additional Capital. It is not now anticipated that any additional capital contributions shall be made by the Partners. However, if the Management Committee should agree that additional cash or other capital is required for the Partnership, then a contribution to capital shall be made based upon the then Ownership Interests of the Partners ("Mandatory Contribution"). If determined by the Management Committee, subsequent contributions may take the form of loans from Partners or third parties. Loans from Partners required by the Management Committee shall be considered Mandatory Contributions.

2.04. Default In Mandatory Contributions. In the event a Partner ("Defaulting Partner") fails to pay its Mandatory Contribution on the date specified, the percentage ownership interest of the Partner in the Partnership shall be adjusted pursuant to this paragraph.

      A. In the event that the Defaulting Partner fails to pay its delinquent Mandatory Contribution on or before thirty (30) calendar days after the due date of the Mandatory Contribution, then and in that event any Non-Defaulting Partners shall be entitled, at its sole option, to the following course of action:

            The Ownership Interests of the defaulting Partner shall be adjusted to such new percentages so as to accurately reflect the capital contributions of the Partners taking into account the advance of the Mandatory Contribution by a Non-Defaulting Partner(s) plus a bonus of fifty (50%) percent of the amount

                                                                        12/13/93
            contributed by the Non-Defaulting Partner(s) on behalf of the Defaulting Partner together with a fifty (50%) percent penalty reduction to the Defaulting Partner in adjusting the Ownership Interest of the Partners.

            For example, after each Partner pays its initial contribution, then the Ownership Interest of each Partner shall be as follows:

                              Initial                    Ownership
                              Contribution               Interest
                              ------------               --------
            Summit            $100,000                     50%
            BHI               $ 60,000                     30%
            BGMC              $ 40,000                     20%

            Subsequently, the Management Committee (as hereinafter described) unanimously calls for an additional Mandatory Contribution of $300,000 to the Partnership which additional Mandatory Contribution shall require the following Mandatory Contributions from the
            Partners: Summit, $150,000; BHI, $90,000; and BGMC, $60,000; Summit pays its own Mandatory Contribution and the Mandatory Contribution of BGMC, who becomes a Defaulting Partner, BHI pays its own Mandatory Contribution. After thirty (30) days, the Management Committee, upon demand of Summit, shall adjust the Ownership Interests and shall grant the applicable bonus and impose the applicable penalty as follows (Note: $500,000 represents the total of the initial and Mandatory Contributions):

            For Example:

                      Initial/Mandatory         Bonus/           Ownership
                      Contributions             Penalty          Interest

            Summit    $100,000 + 210,000         +30,000            68%
            BHI       $ 60,000 +  90,000          -0-               30%
            BGMC      $ 40,000 +    -0-          -30,000             2%

            If the Management Committee shall cause a distribution of cash or other property to the Partners in accordance with this Agreement, then and in that event the first distributions shall be made to the Non-Defaulting Partner(s) in payment of the Non-Defaulting Partner's advancement of the Mandatory Contribution of the Defaulting Partner.

                                                                        12/13/93

            Such distributions shall continue until all the advanced Mandatory Contribution to the Non-Defaulting Partner has been paid; any such distributions shall not affect future recalculations of Ownership Interest which shall be calculated as if such Mandatory Contribution made on behalf of a Defaulting Partner shall not have been repaid to the Non-Defaulting Partner(s) having made such contribution.

2.05. Guarantees of Partners. Should the Partnership at any time be required, by the terms of financing approved by the Management Committee, to furnish guarantees of the Partners to a lender, then, to the extent such lender shall be agreeable to accept several guarantees, each Partner shall provide its guarantee (or guarantee of its shareholders, partners, or others as required) up to the percentage of Ownership Interest held by such Partner at the time the loan is made. To the extent joint and several guarantees are required by the lender, each Partner (and its shareholders, partners, or others if required) shall execute such guarantees. Each Partner shall indemnify the other Partner(s) against any amounts which the other Partner(s) (or its shareholders, partners, or others on its behalf) are required to pay under any guarantees in excess of their Ownership Interest.

                                                                        12/13/93

                                   Article III

3.01. Management of Day to Day Affairs of Partnership. The Partners agree that the day to day operations and major decisions of the Partnership shall be run by members of the Management Committee, who shall agree among themselves how decisions within the Partnership shall be made.

3.02. Election and Voting of Management Committee. The Partners agree that throughout the term of this Partnership Agreement, the Management Committee of the Partnership shall consist of not fewer than eight
            (8) nor more than eight (8) members. Summit shall appoint four members and BHI and BGMC shall each appoint two (2) members, so that collectively the members appointed by Summit together with the members appointed by BHI and BGMC shall constitute eight (8) members. The members initially appointed shall serve for three (3) years unless they resign, are unable to serve, or are removed by the Partners they represent. The members or their successors may be reappointed by the Partner they represent on a continuing basis for three (3) year terms. In the event that no successor member is appointed, the business of the Partnership shall nevertheless continue. On all issues to come

                                                                        12/13/93
            before the Management Committee, except as otherwise specifically set forth herein, a majority vote of the Ownership Interest shall be required in order for approval. The four (4) individuals designated by Summit shall have the right and authority to vote on behalf of Summit (3 of 4 votes shall be controlling); the two (2) individuals designated by BHI shall have the right and authority to vote on behalf of BHI and the two (2) individuals designated by BGMC shall have the right and authority to vote on behalf of BGMC.

3.03. Management Committee. The Management Committee shall initially consist of the following members:

         Title                                            Members
         -----                                            -------

         Chairman                                         Charles R. Faust
         Vice Chairman                                    Wayne Thompson

         Managing Chief Executive                         Louis S. Beck
         (aka President/CEO)

         Executive Manager                                Leon H. Volkert
         (aka Executive Vice President)

         Executive Manager                                Harry G. Yeaggy
         (aka Executive Vice President)

         Executive Manager                                Larry Koonin
         (aka Executive Vice President)

         Executive Manager                                Michael M. Nanosky
         (aka Executive Vice President)

         Controller                                       Richard A. Tonges
         (aka Secretary/Treasurer)

                                                                        12/13/93

            The Titles that each of the members shall have shall be decided annually by a three fourths (3/4) vote of the members. The partners agree that none of the partners, members or officers shall be entitled to any salaries and/or fringe benefits.

            The above listed individuals and such other individuals as shall be hired by the Partnership shall have such job titles and descriptions as the parties shall agree.

3.04 Major Decisions. For purposes of this Agreement, Major Decisions shall be limited to the following: loans to or made by the Partnership; merger with another entity or acquisition of assets from another entity; the requirement to make a Mandatory Contribution to capital; change in purpose; acquisition of personal property costing in excess of Five Thousand ($5,000) Dollars; admission of additional Partners. Major decisions shall require a vote of seventy-five (75%) percent of the Ownership Interest in order for approval.

3.05. Meetings. The Management Committee shall meet from time to time as required and meetings may be held by telephonic conferences and by written resolution.

                                                                        12/13/93

3.06.       Partnership Assets and Liabilities.

      A) The Partnership shall not be permitted to own or hold under lease any real property or any improvements to real property nor shall it incur any liabilities other than normal operating expenses, or liabilities and obligations set forth under any operating agreement, management agreement or employment service agreement for any hotels under its control. The Partnership shall not assume any liability or obligation for operating deficits related to any Management Contracts.

      B) Notwithstanding anything set forth above or hereafter set forth, the Partnership after November 1, 1993 shall not be responsible for any lease obligations assigned to the Partnership by any Partner prior to November 1, 1993. Said lease obligations if any are hereby reassigned by the Partnership to the respective Partners from whom they were originally assigned and no separate assignment instrument shall be necessary.

      C) Summit shall pay to BHI on a month-to-month basis while occupying space at 2300 Corporate Boulevard, N.W., Suite 232 Boca Raton, Florida, a monthly rental fee of $3,193.00, representing its proportionate share

                                                                        12/13/93
            of the rent, other occupying expenses, receptionist, incoming telephone lines and general office supplies.

      D) Any personal property of the Partnership contributed by the respective Partners prior to November 1, 1993, shall be returned to the respective Partners as of November 1, 1993.

      E) The Partners agree that each shall be responsible for their own expenses, including but not limited to, salaries, rent, travel, occupancy expenses postage, long distance telephone calls , and overnight delivery packages, and the Partnership shall have only those expenses specifically approved jointly by Michael M. Nanosky on behalf of BHI and BGMC, and Leon Volkert on behalf of Summit. The parties agree that Louis S. Beck, or Harry G. Yeaggy or Richard A. Tonges may approve expenses in lieu of Michael M. Nanosky and that Charlie Faust or Larry Koonin may approve expenses in lieu of Leon Volkert.

      F) BHI and BGMC shall pay Summit a mutually agreed upon fee for any accounting services performed by Summit for properties managed by BHI or BGMC.

                                                                        12/13/93

                                   Article IV

4.01. Banking. The Partnership shall maintain an account for the deposit of Management fees and such other accounts as the Management Committee considers appropriate at one or more banks in the United States. Except as otherwise specifically agreed by the Management Committee, one committee member's signature from Summit and one committee member's signature from BHI or BGMC shall be required on all checks, drafts, notes and any expenditure of funds on behalf of the Partnership. ("Joint Signatures")

4.02. Financial Reporting. Except as otherwise determined by the Management Committee, the fiscal year of the Partnership shall be the calendar year. Within ninety (90) days following the end of a fiscal year, an audit at the expense of the requesting Partner shall upon request by said Partner be prepared of the financial records of the Partnership by one of the larger international accounting firms in the United States and each Partner shall be forwarded a copy of said audit upon completion.

                                                                        12/13/93

4.03. Accounting. Summit shall maintain the books and records of the Partnership and shall generate and distribute to the Partner's detailed financial reports not less frequently than monthly. Summit shall be responsible for the preparation of all Partnership federal, state and municipal income tax returns, preparation of real estate tax and personal property returns. The party preforming the accounting function shall not receive any additional compensation for said function over and above that provided for herein.

4.04 New Management Contracts. Partners and their affiliates (entities controlled by a Partner or shareholder of a Partner) shall solicit and/or procure Hotel Management Contracts for the benefit of the Partnership and shall not solicit and/or procure Hotel Management Contracts on behalf of their own interest exclusive of the Partnership, for the duration of this Partnership Agreement. The Partners shall notwithstanding the above enter into new Management Contracts in the name of the Partners and not the name of the Partnership; however the Partnership shall benefit as provided in this Restated and Amended Partnership Agreement and Schedule "E" shall be expanded to reflect New Management Contracts. A majority of the Management Committee shall determine if the Partnership should benefit from a proposed Hotel Management Contract. If rejected, a


                                                                        12/13/93

            Partner, or any entity affiliated with a Partner, whose members voted in favor of said Management Contract may enter into said Hotel Management Contract with the owner of the hotel to the exclusion of the Partnership.

            The procuring Partner of any New Management Contracts shall be paid a fee of twenty percent (20%) of the Management Fees excluding accounting fees collected from said Management Contract and shall have the right to manage said Property for an additional twenty percent (20%) of said management fee as collected.

            The Partnership shall retain the remaining sixty percent (60%) of said fees from the New Management Contracts. The party performing the accounting function shall receive compensation for said service which shall equal the same amount collected pursuant to any Management Contract; however, if no compensation is provided for in the Management Contract for the accounting function then the compensation for the accounting function shall be $300.00 per month for limited service motels and $475.00 per month for full service hotels (limited service shall be defined as a motel rooms only operation). If the procuring Partner does not wish to manage said Property, upon consent by the other Partner, the other Partner may manage said hotel and receive the twenty percent (20%) Management Fee collected.


                                                                        12/13/93

4.05 Termination of Existing Management Fees. Summit, BHI and BGMC through this Restated and Amended Partnership Agreement hereby assigns the Partnership Management Contract fees for the properties' set forth on Schedule "A" to Summit, the Partnership Management fees for the properties set forth on Schedule "B" to BHI and the Partnership Management fees for the properties set on Schedule "C" to BGMC. The Partners agree no separate assignments shall be required and the prior assignments for the properties set forth on Schedule "A", "B" and "C" are hereby terminated as of November 1, 1993.

4.06        Purchase of Properties.

      (A) Should a Partner, or any controlling entity of a Partner, obtain an opportunity to purchase a hotel, whether or not such hotel is managed or not managed by a Partner, then the Partners shall have the first opportunity to purchase the hotel, such purchase to be consummated in an entity other than this Partnership. Ownership shall be equal to the Partners' capital contribution in such new entity, with the initial concept that ownership in the new entity will be equal to the Partners' then Partnership Ownership Interest in this Partnership (subject, however, to negotiations between the parties).

            It is agreed that the foregoing provisions on purchase shall not be applicable to a proposed transfer between related entities. For example, a transfer by Summit to a new corporation or partnership where the shareholders in Summit are in control of the new corporation or partnership shall not trigger the right of BHI and BGMC to be a part of the acquired entity.


                                                                        12/13/93

            If the Partners elect not to purchase the hotel property, then the Partners shall have the right to bid independently of one another to purchase the hotel property without violating or being in default of any terms, covenants or conditions of this Partnership Agreement.

      (B) In the event any Partners purchase a hotel property after November 1, 1993, then upon request of such Partner or Partners that the Partner enter into a Hotel Management Contract for such new property for the benefit of the Partnership, and upon affirmative vote of a majority of the members of the Management Committee, the Partner shall manage said hotel property for the Partnership. The Partnership shall, upon request, subordinate its management fees to any debt service on the hotel to be managed. In addition, the Partnership shall agree that its fees will not be paid unless and until the investors in said hotel first receive a ten percent (10%) cash on cash return on their invested funds. The abovesaid Hotel Management Contract shall provide that either party may terminate same upon thirty (30) days' notice. A decision to terminate may be made on behalf of the Partnership by a majority of the Management Committee members.

      C) Notwithstanding anything to the contrary, in the event only one Partner or controlling entity of a Partner desires to participate in a purchase of a property set forth on Schedule "D", Schedule "E", or any other property, then that Partner or controlling entity will have the exclusive right to all the management fees generated by said property.

4.07. Attorneys and Auditors. The Management Committee of the Partnership shall from time to time determine, by a three-fourths (3/4) vote, the attorneys and auditors of the Partnership.


                                                                        12/13/93

                                    Article V

5.01. Encumbering or Transferring of Ownership Interests. No Partner shall be entitled to mortgage, pledge or grant a security interest or transfer all or any part of its Ownership Interest without the prior written consent of the other Partner(s).

5.02. Loans. Loans made by the Partnership to Partners or to any third party may only be made with the consent of three-fourths (3/4) of the members of the Management Committee. The Management Committee shall establish the terms of repayment, interest rate, security and other provisions of the loan.

                                   Article VI

6.01 Distributions by Partnership. All distributions of cash to the Partners shall be based upon the Partners' then Ownership Interests in the Partnership. Cash distribution shall be made monthly to Partners provided the Management Committee determines that funds in excess of the reasonable foreseeable budgeted cash requirements are available and provided that no such distribution shall impair the minimum requirements for maintaining Hotel Management Contracts as set forth in Schedule "D" attached hereto and those subsequently secured by the Partnership.


                                                                        12/13/93

6.02. Share in Partnership Profits and Losses. The share of a Partner in the Partnership profits and losses shall be in the same percentage as that Partner's Ownership Interest in the Partnership.

6.03. Indemnification of Partners. If any Partner suffers, or is held liable for, any loss or liability of the Partnership which is in excess of its Ownership Interest, that Partner suffering the loss or liability shall be indemnified by the other Partners to the extent of their respective Ownership Interests in the Partnership.

6.04. Hospitality Employee Leasing Program, Inc. The Partners may contract with Hospitality Employee Leasing Program, Inc. on a mutually agreed basis. The Partners further agree that Hospitality Employee Leasing Program, Inc. shall not pay any fees or commissions from any Contracts to the Partnership or Summit after November, 1, 1993.

                                   Article VII

7.01. Representations and Warranties. The Partners hereby make the following material representations and warranties to each other with the intention that the others shall rely thereon in entering into this

                                                                        12/13/93

            Partnership Agreement.

      A. Summit, BHI and BGMC represent to one another that the Hotel Management Contracts set forth on Schedules "A", "B" and "C" are not in performance or monetary default.

      B. The Partners represent to one another that they control the management contracts for the hotel properties set forth on Schedules "A", "B" and "C".

      C. That the Partners are duly organized, validly existing and in good standing under the laws of the state where they are incorporated and also where they are doing business, and have all necessary powers to perform all their obligations and covenants under this Partnership Agreement and the responsibilities anticipated by this Partnership Agreement.

      D. That the execution and delivery of this Partnership Agreement and the consummation by the Partners of the transactions described herein have been duly authorized, and no further action or authorization is necessary in connection therewith.

      E. That the consummation by the Partners of the transactions contemplated herein will not result in or constitute any of the following: a breach of any term or condition of this Partnership Agreement, a default or an event that, with notice or lapse of time or both, would constitute a default, breach or violation by the Partner of any agreement, instrument or arrangement to which a Partner is a party; or an event that would permit any party to terminate an agreement or to accelerate the maturity of any obligation of a Partner.

                                  Article VIII

8.01 Dissolution. Upon termination or dissolution of the Partnership, the following shall occur:

      A.    A proper reserve shall be established to pay all debts.

      B. The leases (where the Partnership is the lessee) entered into by the Partnership subsequent to November 1, 1993 shall be assigned to the Partner to whom the

                                                                        12/13/93
            parties had previously agreed would be responsible for same or if no such agreement was previously made, as the Partners shall mutually agree.

      C. The Hotel Management Contract Fees for the properties set forth on Schedule "D" assigned to the Partnership as provided for herein and those anticipated by New Management Contracts to be set forth on Schedule "E" shall be assigned to the partners based upon their then percentage Ownership Interest in the Partnership, taking into consideration to the extent possible the Partner who was previously responsible for securing the contract in the first place.

      D. The personal property of the Partnership shall be returned to the Partner who contributed same to the Partnership.

      E. The personal property acquired by the Partnership subsequent to November 1, 1993 shall be delivered to the Partner as previously agreed or if no prior agreement, then divided based upon the Ownership Interest of the Partners.

      F.    All loans of the Partners shall be paid in full.

      G. Any other assets of the Partnership shall be distributed to the Partners based upon their then Ownership Interest in the Partnership.

                                   Article IX

9.01. New Partners. A new Partner may be admitted to the Partnership upon three-fourths (3/4) vote of the Management Committee during the existence of this Partnership Agreement. The terms upon which such new Partner shall be admitted shall be stated by appropriate amendments to this Agreement, to be endorsed hereon at the time of the admission of the new Partner to this Partnership.


                                                                        12/13/93

9.02. Notice. Any notice or consent which any Partner is required or desires to give to another Partner shall not be deemed given to such Partner unless said notice shall be in writing and shall be mailed or delivered by overnight courier to such Partner at the following addresses:

      A.    Summit Hotel Management Company, Inc.
            325 Fifth Avenue
            P.O. Box 3659
            Indiatlantic, FL  32903

      B.    Beck Hospitality, Inc.
            Executive Court II, Suite 232
            2300 Corporate Blvd., N.W.
            Boca Raton, Florida 33431

      C.    Beck Group Management Corp.
            Executive Court II, Suite 232
            2300 Corporate Blvd., N.W.
            Boca Raton, Florida 33431

      Any Partner may change its above or any subsequent address by appropriate written notice of such change which notice shall be mailed or delivered by overnight courier to the other Partners.

9.03. Modifications And Waivers. This Agreement constitutes the sole agreement between the Partners with regard to the subject matter thereof. No amendments, alterations, modifications or changes shall be effective or binding upon the Partners unless the same are agreed to by all Partners.

9.04. Time Of Essence. Time shall be of the essence as to all terms and conditions set forth in this Partnership Agreement.

9.05. Binding Effect. This Partnership Agreement shall be binding upon and inure to the benefit of the Partners, their successors and assigns, and said interests shall be subject to this Partnership Agreement.

9.06. Further Assurances. Each Partner will perform all other acts and execute and deliver all of the documents as may be necessary or appropriate to carry out the intent and purposes of this Partnership Agreement.

9.07. Survival Clause. In the event any provision of this Agreement shall be held to be invalid or unenforceable at a subsequent date, all of the remaining provisions of this Agreement shall remain in full force and effect.

9.08. Governing Law. This Partnership Agreement shall be governed by the laws of the State of Florida as to its interpretation and effect.

9.09. Enforcement Proceedings. If any legal action, arbitration or other proceeding is brought for the enforcement of this Partnership Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Partnership Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees and other costs incurred in connection with that action, arbitration or proceeding, in addition to any other relief to which such party or parties may be entitled.

9.10. General Terms and Conditions. The subject headings of the paragraphs of this Partnership Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

9.11. Assignment and Delegation. The Partners may not, except as provided for herein, assign, delegate, encumber or otherwise transfer this Partnership Agreement, or any of their duties, responsibilities, obligations, rights or liabilities hereunder, nor any interest they may have in the Partnership anticipated by this Partnership Agreement and any such purported assignment, delegation, encumbrance or transfer shall be null and void.

9.12. Counterparts. This Agreement may be executed in two or more counterparts, each Agreement signed by one Partner shall be deemed an original, but all Agreements signed by the Partners together shall constitute one and the same instrument. Counterparts of this Agreement may be executed and delivered in facsimile form.

      IN WITNESS WHEREOF, the parties to this Partnership Agreement have executed same on this 23 day of December, 1993.

WITNESSES:                            SUMMIT HOTEL MANAGEMENT COMPANY,
                                      INC., a Florida corporation


/s/ Linda [ILLEGIBLE]                 /s/ Leon H. Volkert
---------------------------           -----------------------------------
                                      Leon H. Volkert

/s/ Lori D. Wolin
---------------------------


WITNESSES:                            BECK HOSPITALITY, INC., an
                                      Ohio corporation


/s/ Charles W. Thornton               /s/ Louis S. Beck
---------------------------           -----------------------------------
                                      Louis S. Beck, President

/s/ Mary Ellen Steck
---------------------------

WITNESSES:                            BECK GROUP MANAGEMENT CORP.,
                                      An Ohio corporation


/s/ Charles W. Thornton               /s/ Michael M. Nanosky
------------------------------        -----------------------------------
                                      Michael M. Nanosky, President

/s/ Mary Ellen Steck
------------------------------

WITNESSES:                            TRIPLE T. HOTEL MANAGEMENT COMPANY

/s/ Linda Gollehon                    /s/ Charles R. Faust
------------------------------        -----------------------------------
                                      Charles R. Faust, President (Director)

/s/ Laura Flanney
------------------------------


/s/ Linda Gollehon                    /s/ Wayne Thompson
------------------------------        -----------------------------------
                                      Wayne Thompson, Secretary (Director)

/s/ Laura Flanney
------------------------------


/s/ Linda Gollehon                     /s/ Ronald Thompson
------------------------------        -----------------------------------
                                      Ronald Thompson, (Director)

/s/ Laura Flanney
------------------------------


                                                                        12/13/93

STATE OF FLORIDA        )
                        ) SS:
COUNTY OF PALM BEACH    )

      The foregoing instrument was acknowledged before me this 10th day of January, 1994, by Leon H. Volkert, as President of SUMMIT HOTEL MANAGEMENT COMPANY, INC., on behalf of the corporation. He is personally known to me or has produced a FLORIDA drivers license as identification and did take an oath.

                        Notary Public:


                        Signature:  /s/ Linda Gollehon
                                   -----------------------------

                        Print Name: Linda Gollehon
                                   -----------------------------

(Notarial Seal)         State of FLORIDA at Large
Commission #: CC136308
                        My Commission expires:

                             [Illegible]
                             [Illegible]
                             [Illegible]

STATE OF OHIO           )
                        )     SS:
COUNTY OF HAMILTON      )

      The foregoing instrument was acknowledged before me this 23 day of December, 1993, by Louis S. Beck as President of BECK HOSPITALITY, INC., on behalf of the corporation. He is personally known to me or has produced a ____________ drivers license as identification and did take an oath.

                        Notary Public:


                        Signature: /s/ Charles W. Thornton
                                   -----------------------------

                        Print Name: Charles W. Thornton
                                   -----------------------------

(Notarial Seal)         State of OHIO at Large

Commission # :          My Commission expires:

                                CHARLES W. THORNTON ATTY. AT LAW
                                  Notary Public, State of Ohio
                                My Commission has no expiration.
                                        Sec. 147.03 R.C.


                                                                        12/13/93

STATE OF OHIO           )
                        )     SS:
COUNTY OF HAMILTON      )

      The foregoing instrument was acknowledged before me this 23 day of December, 1993, by Michael M. Nanosky, as President of BECK GROUP MANAGEMENT CORP., on behalf of the corporation. He is personally known to me or has produced a ____________ drivers license as identification and did take an oath.

                        Notary Public:


                        Signature: /s/ Charles W. Thornton
                                   -----------------------------

                        Print Name: Charles W. Thornton
                                   -----------------------------

(Notarial Seal)         State of OHIO at Large
Commission # :          My Commission expires:

                                CHARLES W. THORNTON ATTY. AT LAW
                                  Notary Public, State of Ohio
                                My Commission has no expiration.
                                        Sec. 147.03 R.C.

STATE OF FLORIDA        )
                        )     SS:
COUNTY OF PALM BEACH    )

      The foregoing instrument was acknowledged before me this 10th day of February, 1994, by Charles R. Faust, as President of TRIPLE T. HOTEL MANAGEMENT COMPANY, on behalf of the corporation. He is personally known to me or has produced a Florida drivers license as identification and did take an oath.

                        Notary Public:


                        Signature:  /s/ Linda Gollehon
                                   -----------------------------

                        Print Name: Linda Gollehon
                                   -----------------------------

(Notarial Seal)         State of FLORIDA at Large
Commission #: CC136308
                        My Commission expires:

                             [Illegible]
                             [Illegible]          12/13/93
                             [Illegible]

STATE OF FLORIDA        )
                        )     SS:
COUNTY OF PALM BEACH    )

      The foregoing instrument was acknowledged before me this 10th day of February, 1994, by Wayne Thompson, as Secretary (Director) of TRIPLE T. HOTEL MANAGEMENT COMPANY, on behalf of the corporation. He is personally known to me and did take an oath.

                        Notary Public:

                        Signature:  /s/ Linda Gollehon
                                   -----------------------------

                        Print Name: Linda Gollehon
                                   -----------------------------

(Notarial Seal)         State of FLORIDA at Large
Commission #: CC136308
                        My Commission expires:

                             [Illegible]
                             [Illegible]
                             [Illegible]

STATE OF INDIANA        )
                        )     SS:
COUNTY OF PALM BEACH    )

      The foregoing instrument was acknowledged before me this 10th day of February, 1994, by Ronald Thompson, as Director of TRIPLE T. HOTEL MANAGEMENT COMPANY, on behalf of the corporation. He is personally known to me and did take an oath.

                        Notary Public:

                        Signature:  /s/ Linda Gollehon
                                   -----------------------------

                        Print Name: Linda Gollehon
                                   -----------------------------

(Notarial Seal)         State of FLORIDA at Large
Commission #: CC136308
                        My Commission expires:

                             [Illegible]
                             [Illegible]
                             [Illegible]


                                                                        12/13/93

                                 SCHEDULE "A"

                       SUMMIT HOTEL MANAGEMENT COMPANY
                                MANAGED HOTELS

*     Columbus, Ohio/Sheraton
*     Cocoa Beach, Florida/Hilton
*     Flagstaff, Arizona/Holiday Inn
*     Tucson, Arizona/Hampton Inn
@     Phoenix, Arizona/Airport Holiday Inn
*     Phoenix, Arizona/I-17 Inn West
*     Charleston, South Carolina/Sheraton Inn
*     Aiken, South Carolina/Ramada Inn
*     Montgomery, Alabama/Riverfront Inn
*     Las Cruces, New Mexico/Holiday Inn
*     Vero Beach, Florida/Driftwood Resort
      Boca Raton, Florida/Holiday Inn Glades
      Orlando, Florida/Holiday Inn Central park
      Phoenix, Arizona/Knights Inn Airport
      Pomona, California/Sheraton Suites
      Sebastian, Florida/Oyster Pointe Resort
      Savannah, Georgia/Sheraton
      Albuquerque, New Mexico/Best Western Winrock
      Charlotte, North Carolina/Ramada Inn Ltd.
      East Stroudsburg, Pennsylvania/Birchwood Resort
      Columbia, South Carolina/Comfort Inn

                   TRIPLE T HOTEL MANAGEMENT MANAGED HOTELS

*     Sharon, Pennsylvania/Holiday Inn
*     Mattoon, Illinois/Holiday Inn
*     Clovis, New Mexico/Holiday Inn
*     Vincennes, Indiana/Holiday Inn
*     Lafayette, Indiana/Holiday Inn
*     Gainesville, Florida/Residence Inn
*     Kingman, Arizona/Holiday Inn
*     Lauderdale By The Sea, Florida/Holiday Inn
*     Lafayette, Indiana/Days Inn
*     Edwardsville, Illinois/Knights Inn
*     Mesa, Arizona/Holiday Inn
*     Vero Beach, Florida/Waldo's Restaurant

*     Indicates Summit owned hotels
@     Indicates Beck-Summit owned hotels


                                                                        12/13/93

                              SCHEDULE "B" AND "c"

                   BECK HOSPITALITY AND BECK GROUP MANAGEMENT
                                 MANAGED HOTELS

*     Deerfield Beach, Florida/Days Inn
*     Pompano Beach, Florida/Days Inn
*     Juno Beach, Florida/Howard Johnsons
*     Orlando, Florida/KOA Campground
*     Lafayette, Indiana/Knights Inn
*     Michigan City, Indiana/Knights Inn
@     Pompano Beach, Florida/Holiday Inn
*     Raleigh, North Carolina/Days Inn
*     Durham, North Carolina/Days Inn
*     Cambridge, Ohio/Best Western
*     Kings Island, Ohio/Best Western
*     Mansfield, Ohio/Best Western
*     Blue Ash, Ohio/Comfort Suites
*     Cambridge, Ohio/Days Inn
*     Cincinnati, Ohio/Days Inn
*     Cincinnati, Ohio/Days Inn East
*     Kings Island, Ohio/Days Inn
*     Westerville, Ohio/Knights Inn
*     Sandusky, Ohio/Ramada Inn
*     Doswell, Virginia/Best Western Kings Quarters
      Ft. Lauderdale, Florida/Holiday Inn West
      Syracuse, New York/Days Inn
      Charlotte, North Carolina/Ramada Inn
      Palm Harbor, Florida/Knights Inn
      Franklin, Pennsylvania/Inn at Franklin
      Spring Valley, New York/Best Western

*     Indicates Summit owned hotels
@     Indicates Beck-Summit owned hotels


                                                                        12/13/93

                                  SCHEDULE "D"

                          BECK SUMMIT HOTEL MANAGEMENT
                                 MANAGED HOTELS

Bowling Green, Kentucky/Holiday Inn
Bowling Green, Kentucky/Howard Johnson
Syracuse, New York/Days Inn
East Stroudsburg, Pennsylvania/Memory Town
Columbus, Ohio/Holiday Inn City Centre
Charleston, South Carolina/Comfort Inn
Jacksonville, Florida/Howard Johnson
Ocala, Florida/Radisson Inn
Portland, Maine/Ski Resort
Clearwater, Florida/Howard Johnsons


                                                                        12/13/93

                                  SCHEDULE "E"

                            NEW MANAGEMENT CONTRACTS


                                                                        12/13/93
                                       37